                                                                    EXHIBIT 24.1
                                                                    ------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, John W. Rowe do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        John W. Rowe

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Edward A. Brenan do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Edward A. Brenan

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Carlos H. Cantu do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Carlos H. Cantu

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Admiral Daniel L. Cooper do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Admiral Daniel L. Cooper

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, M. Walter D'Alessio do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        _______________________________________
                                        M. Walter D'Alessio

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Admiral Bruce DeMars do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Admiral Bruce DeMars

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, G. Fred DiBona, Jr. do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        G. Fred DiBona, Jr.

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Sue Ling Gin do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Sue Ling Gin

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Richard H. Glanton do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Richard H. Glanton

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Rosemarie B. Greco do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Rosemarie B. Greco

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Edgar D. Jannotta do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Edgar D. Jannotta

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, John M. Palms do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        John M. Palms

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, John W. Rogers do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        John W. Rogers

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Ronald Rubin do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Ronald Rubin

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS That I, Richard L. Thomas do hereby appoint Corbin A. McNeill, Jr., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of Exelon Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Exelon Corporation, plan interests and participatory interests, as applicable, pursuant to the provisions of (i) the PECO Energy Company Employee Savings Plan, PECO Energy Company Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Management Group Deferred Compensation and Supplemental Pension Plan, PECO Energy Company Unfunded Deferred Compensation Plan for Directors, and PECO Energy Company 1998 Stock Option Plan, (ii) the Exelon Corporation Long Term Incentive Plan, (iii) the Unicom Corporation Long Term Incentive Plan, Unicom Corporation 1996 Directors' Fee Plan, Unicom Corporation Retirement Plan for Directors, and Unicom Corporation Management Deferred Compensation Plan and (iv) the Commonwealth Edison Company Retirement Plan for Directors and the Commonwealth Edison Company Excess Benefit Savings Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

          Dated:  October _____,  2000


                                        ________________________________________
                                        Richard L. Thomas